	CLASS A COMMON		CLASS A COMMON
	PAR VALUE $.01	[CHIPOTLE LOGO]	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL
Certificate Number [number]		CHIPOTLE MEXICAN GRILL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		Shares **[number]***** ***[number]**** ****[number]*** *****[number]** ******[number]*
THIS CERTIFIES THAT
CUSIP 169656 10 5
		[NAME]	SEE REVERSE FOR CERTAIN DEFINITIONS
	is the owner of	**[NUMBER]**	IMPORTANT—SEE REVERSE SIDE OF CERTIFICATE FOR RESTRICTIVE LEGEND
FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Chipotle Mexican Grill, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
DATED [Date]
/s/ Montgomery F. Moran President and Chief Operating Officer	COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES, LLC (CHICAGO) TRANSFER AGENT AND REGISTRAR
/s/ Steve Ells Chairman and Chief Executive Officer	By	[Name] AUTHORIZED SIGNATURE
29085

	CLASS A COMMON		CLASS A COMMON
	PAR VALUE $.01	[CHIPOTLE LOGO]	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL
Certificate Number [number]		CHIPOTLE MEXICAN GRILL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		Shares **[number]***** ***[number]**** ****[number]*** *****[number]** ******[number]*
THIS CERTIFIES THAT
CUSIP 169656 10 5
		[NAME]	SEE REVERSE FOR CERTAIN DEFINITIONS
	is the owner of	**[NUMBER]**	IMPORTANT—SEE REVERSE SIDE OF CERTIFICATE FOR RESTRICTIVE LEGEND
FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

Chipotle Mexican Grill, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
DATED [Date]
/s/ MONTGOMERY F. MORON President and Chief Operating Officer	COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES, LLC (CHICAGO) TRANSFER AGENT AND REGISTRAR
/s/ STEVE ELLS Chairman and Chief Executive Officer	By	/s/ [NAME] AUTHORIZED SIGNATURE
29086

CHIPOTLE MEXICAN GRILL, INC.

The following abbreviations, when used in inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-	as tenants in common	UNIF GIFT IN ACT-	(Cust)	Custodian	(Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors Act			(State)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	(Cust)	Custodian (until age )	(Minor)
			under Uniform Transfers to Minors Act			(State)
Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OF DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	hereby sell assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:		20	Signature(s) Guaranteed: Medallion Guarantee Stamp
			THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15
Signature:

Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
Class A legend

	CLASS B COMMON		CLASS B COMMON
	PAR VALUE $.01	[CHIPOTLE LOGO]	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL
Certificate Number [Number]		CHIPOTLE MEXICAN GRILL, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		Shares **[Number]***** ***[Number]**** ****[Number]*** *****[Number]** ******[Number]*
THIS CERTIFIES THAT
		[Name]	SEE REVERSE FOR CERTAIN DEFINITIONS
	is the owner of	**[NUMBER]**	IMPORTANT—SEE REVERSE SIDE OF CERTIFICATE FOR RESTRICTIVE LEGEND
FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF

Chipotle Mexican Grill, Inc. (hereinafter called the "Company"), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
DATED [Date]
/s/ Montgomery F. Moran President and Chief Operating Officer	COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES, LLC (CHICAGO) TRANSFER AGENT AND REGISTRAR
/s/ Steve Ells Chairman and Chief Executive Officer	By	[Name] AUTHORIZED SIGNATURE
29087

CHIPOTLE MEXICAN GRILL, INC.

NOTICE IS HEREBY GIVEN THAT THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR NON-U.S. JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT (OR AMENDMENT THERETO) UNDER THE ACT AND ANY OTHER APPLICABLE LAWS OR (II) AN OPINION OF COUNSEL FOR CHIPOTLE MEXICAN GRILL, INC. OR, IF ACCEPTABLE TO CHIPOTLE MEXICAN GRILL, INC., THE HOLDER THEREOF THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

THE SHARES OF CLASS B COMMON STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED TO ANY PERSON IN CONNECTION WITH A TRANSFER THAT DOES NOT MEET THE QUALIFICATIONS SET FORTH IN ARTICLE IV(2)(G)(VII) OF THE CERTIFICATE OF INCORPORATION OF CHIPOTLE MEXICAN GRILL, INC., AND NO PERSON WHO RECEIVES SUCH SHARES IN CONNECTION WITH A TRANSFER THAT DOES NOT MEET THE QUALIFICATIONS PRESCRIBED IN SUCH ARTICLE IS ENTITLED TO OWN OR TO BE REGISTERED AS THE RECORD HOLDER OF SUCH SHARES OF CLASS B COMMON STOCK, BUT THE RECORD HOLDER OF THIS CERTIFICATE MAY AT SUCH TIME AND IN THE MANNER SET FORTH IN ARTICLE IV(2)(G) OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION CONVERT SUCH SHARES OF CLASS B COMMON STOCK INTO THE SAME NUMBER OF SHARES OF CLASS A COMMON STOCK FOR PURPOSES OF EFFECTING THE SALE OR OTHER DISPOSITON OF SUCH SHARES OF CLASS A COMMON STOCK TO ANY PERSON. EACH HOLDER OF THIS CERTIFICATE, BY ACCEPTING THE SAME, ACCEPTS AND AGREES TO ALL OF THE FOREGOING.

The following abbreviations, when used in inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:
TEN COM	-	as tenants in common	UNIF GIFT IN ACT-	(Cust)	Custodian	(Minor)
TEN ENT	-	as tenants by the entireties	under Uniform Gifts to Minors Act			(State)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	(Cust)	Custodian (until age )	(Minor)
			under Uniform Transfers to Minors Act			(State)
Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FURTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT

AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	hereby sell assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:		20	Signature(s) Guaranteed: Medallion Guarantee Stamp
			THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15
Signature:

Signature:
	Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
Class B legend